Exhibit 99.1

TETRA TECHNOLOGIES, INC. ANNOUNCES UPDATE

TO SECOND QUARTER 2020 RESULTS

THE WOODLANDS, Texas, August 7, 2020 / PR Newswire / - On August 4, 2020, TETRA Technologies, Inc. (“TETRA” or the “Company”) (NYSE:TTI), after TETRA had released earnings  but before the Company had filed its Form 10-Q for the three and six months ended June 30, 2020, one of TETRA’s offshore completion fluids customers announced it had filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the “Customer Bankruptcy”).  As a result of the Customer Bankruptcy, TETRA recorded bad debt expense of approximately $2.8 million in the three and six months ended June 30, 2020 to reflect TETRA’s assessment of the collectability of the outstanding receivable from that customer. TETRA recorded this charge in the general and administrative expense line of the Consolidated Statements of Operations.  Due to the timing of the Customer Bankruptcy announcement, our August 4th earnings release did not take into account this significant unusual bad debt expense.  Please note such bad debt expense does not impact the Company’s previously reported revenues, Adjusted EBITDA, Adjusted EBITDA margins, cash from operations or adjusted free cash flow.

The attached schedules have been updated from what was previously released to reflect this bad debt reserve.

This press release includes the following financial measures that are not presented in accordance with generally accepted accounting principles in the United States (“GAAP”): Adjusted earnings per share attributable to TETRA stockholders, Adjusted EBITDA, and Adjusted EBITDA Margin (Adjusted EBITDA as a percent of revenue) on consolidated and segment basis, Adjusted income (loss) before tax, TETRA-only adjusted free cash flow from continuing operations, and net debt.  Please see Schedules E-K for reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures.

Investor Contact

For further information: Elijio Serrano, CFO, TETRA Technologies, Inc., The Woodlands, Texas, Phone: 281.367.1983, www.tetratec.com

Financial Statements, Schedules and Non-GAAP Reconciliation Schedules (Unaudited)

Schedule A: Consolidated Income Statement

Schedule B: Financial Results By Segment

Schedule C: Consolidated Balance Sheet

Schedule D: Long-Term Debt

Schedule E: Statement Regarding Use of Non-GAAP Financial Measures

Schedule F: Special Items

Schedule G: Non-GAAP Reconciliation to GAAP Financials

Schedule H: Non-GAAP Reconciliation of TETRA Net Debt

Schedule I: Non-GAAP Reconciliation to TETRA Only Adjusted Free Cash Flow

Schedule J: Non-GAAP Reconciliation to TETRA Only Adjusted Free Cash Flow From Continuing Operations

Schedule K: Non-GAAP Reconciliation to TETRA Adjusted EBITDA Margins and Adjusted Income (Loss) Before Tax Margins

Company Overview and Forward-Looking Statements

TETRA Technologies, Inc. is a geographically diversified oil and gas services company, focused on completion fluids and associated products and services, water management, frac flowback, production well testing, and compression services and equipment.  TETRA owns an equity interest, including all of the general partner interest, in CSI Compressco LP (NASDAQ:CCLP), a master limited partnership.

Schedule A: Consolidated Income Statement (Unaudited)

	Three Months Ended			Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Jun 30, 2019	Jun 30, 2020	Jun 30, 2019
	(In Thousands, Except per Share Amounts)
Revenues	$192,441	$222,942	$288,796	$415,383	$532,524

Cost of sales, services, and rentals	133,892	148,694	206,302	282,586	383,046
Depreciation, amortization, and accretion	29,842	29,460	31,817	59,302	62,445
Impairments and other charges	8,977	5,371	2,311	14,348	2,457
Insurance recoveries	(591)	—	—	(591)	—
Total cost of revenues	172,120	183,525	240,430	355,645	447,948
Gross profit	20,321	39,417	48,366	59,738	84,576

General and administrative expense	34,014	30,537	36,295	64,551	70,572
Interest expense, net	17,586	17,856	18,529	35,442	36,908
Warrants fair value adjustment (income) expense	11	(338)	(1,520)	(327)	(1,113)
CCLP Series A Preferred Units fair value adjustment (income) expense	—	—	146	—	1,309
Other (income) expense, net	3,839	439	627	4,278	(324)
Loss before taxes and discontinued operations	(35,129)	(9,077)	(5,711)	(44,206)	(22,776)
Provision for income taxes	2,001	1,154	2,490	3,155	4,099
Loss before discontinued operations	(37,130)	(10,231)	(8,201)	(47,361)	(26,875)
Discontinued operations:
Loss from discontinued operations, net of taxes	163	(145)	(345)	18	(771)
Net loss	(36,967)	(10,376)	(8,546)	(47,343)	(27,646)
Less: loss attributable to noncontrolling interest	15,712	8,825	1,633	24,537	9,895
Net loss attributable to TETRA stockholders	$(21,255)	$(1,551)	$(6,913)	$(22,806)	$(17,751)

Basic per share information:
Loss before discontinued operations attributable to TETRA stockholders	$(0.17)	$(0.01)	$(0.06)	$(0.18)	$(0.13)
Income (loss) from discontinued operations attributable to TETRA stockholders	$0.00	$0.00	$0.00	$0.00	$(0.01)
Net loss attributable to TETRA stockholders	$(0.17)	$(0.01)	$(0.06)	$(0.18)	$(0.14)
Weighted average shares outstanding	125,886	125,587	125,612	125,736	125,646

Diluted per share information:
Loss before discontinued operations attributable to TETRA stockholders	$(0.17)	$(0.01)	$(0.06)	$(0.18)	$(0.13)
Income (loss) from discontinued operations attributable to TETRA stockholders	$0.00	$0.00	$0.00	$0.00	$(0.01)
Net loss attributable to TETRA stockholders	$(0.17)	$(0.01)	$(0.06)	$(0.18)	$(0.14)
Weighted average shares outstanding	125,886	125,587	125,612	125,736	125,646

Schedule B: Financial Results By Segment (Unaudited)

	Three Months Ended			Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Jun 30, 2019	Jun 30, 2020	Jun 30, 2019
	(In Thousands)
Revenues by segment:
Completion Fluids & Products Division	$71,346	$75,237	$79,767	$146,583	$141,348
Water & Flowback Services Division	24,723	57,467	73,124	82,190	151,802
Compression Division	96,372	90,238	135,905	186,610	239,374
Eliminations and other	—	—	—	—	—
Total revenues	$192,441	$222,942	$288,796	$415,383	$532,524

Gross profit (loss) by segment:
Completion Fluids & Products Division	$20,819	$25,964	$19,809	$46,783	$30,472
Water & Flowback Services Division	(4,836)	3,267	7,490	(1,569)	16,341
Compression Division	4,511	10,380	21,235	14,890	38,094
Corporate overhead and eliminations	(173)	(194)	(168)	(366)	(331)
Total gross profit	$20,321	$39,417	$48,366	$59,738	$84,576

Income (loss) before taxes by segment:
Completion Fluids & Products Division	$13,202	$19,396	$14,614	$32,598	$20,800
Water & Flowback Services Division	(8,418)	(2,244)	2,460	(10,662)	4,691
Compression Division	(23,006)	(12,790)	(3,483)	(35,796)	(11,284)
Corporate overhead and eliminations	(16,907)	(13,439)	(19,302)	(30,346)	(36,983)
Total income (loss) before taxes	$(35,129)	$(9,077)	$(5,711)	$(44,206)	$(22,776)

Please note that the above results by Segment include special charges and expenses. Please see Schedule F for details of those special charges and expenses.

(1)	Excludes discontinued operations

Schedule C: Consolidated Balance Sheet (June 30, 2020 Unaudited)

	June 30, 2020	December 31, 2019
	(In Thousands)
Balance Sheet:
Cash (excluding restricted cash)	$56,722	$17,704
Accounts receivable, net	114,306	175,918
Inventories	115,506	136,510
Other current assets	22,453	21,222
PP&E, net	713,584	758,637
Operating lease right-of-use assets	75,524	68,131
Other assets	90,499	93,800
Total assets	$1,188,594	$1,271,922

Liabilities of discontinued operations	$1,873	$2,098
Other current liabilities	145,454	186,625
Long-term debt (1)	843,292	842,871
Long-term portion of asset retirement obligations	12,862	12,762
Warrants liability	123	449
Operating lease liabilities	60,693	53,919
Other long-term liabilities	11,611	10,372
Equity	112,686	162,826
Total liabilities and equity	$1,188,594	$1,271,922

(1) Please see Schedule D for the individual debt obligations of TETRA and CSI Compressco LP.

Schedule D: Long-Term Debt (Unaudited)

TETRA Technologies Inc. and its subsidiaries, other than CSI Compressco LP and its subsidiaries, are obligated under an asset-based bank credit agreement and a term credit agreement, neither of which are obligations of CSI Compressco LP and its subsidiaries. CSI Compressco LP and its subsidiaries are obligated under a separate asset-based bank credit agreement and two series of senior notes, neither of which are obligations of TETRA and its other subsidiaries. Amounts presented exclude deferred financing costs.

	June 30, 2020	December 31, 2019	June 30, 2019
	(In Thousands)
TETRA
Asset-Based Credit Agreement	$—	$1,000	$20,000
Term Credit Agreement	220,500	220,500	220,500
TETRA total debt	220,500	221,500	240,500
Less current portion	—	—	—
TETRA total long-term debt	$220,500	$221,500	$240,500

CSI Compressco LP
CCLP Credit Agreement	1,477	3,500	—
7.25% Senior Notes	80,722	295,930	295,930
7.50% Senior Notes	400,000	350,000	350,000
Second Lien Notes	155,529	—	—
Total debt	637,728	649,430	645,930
Less current portion	—	—	—
CCLP total long-term debt	$637,728	$649,430	$645,930
Consolidated total long-term debt	$858,228	$870,930	$886,430

Schedule E: Statement Regarding Use of Non-GAAP Financial Measures

In addition to financial results determined in accordance with GAAP, this press release may include the following non-GAAP financial measures for the Company: net debt; adjusted consolidated and segment income (loss) before taxes and special charges; adjusted diluted earnings (loss) per share before discontinued operations; consolidated and segment adjusted EBITDA; net income (loss) before taxes, Adjusted income (loss) before tax, Adjusted income (loss) before tax as a % of revenue, TETRA only adjusted free cash flow and TETRA only free cash flow from continuing operations; and segment adjusted EBITDA as a percent of revenue (“Adjusted EBITDA margin”). The following schedules provide reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures. The non-GAAP financial measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP, as more fully discussed in the Company’s financial statements and filings with the Securities and Exchange Commission.

Management believes that the exclusion of the special charges from the historical results of operations enables management to evaluate more effectively the Company’s operations over the prior periods and to identify operating trends that could be obscured by the excluded items.

Adjusted income (loss) before taxes (and adjusted income (loss) before taxes as a percent of revenue) is defined as the Company’s (or the Segment’s) income (loss) before taxes excluding certain special or other charges (or credits). Adjusted income (loss) before taxes (and adjusted income (loss) before taxes as a percent of revenue) is used by management as a supplemental financial measure to assess financial performance, without regard to charges or credits that are considered by management to be outside of its normal operations.

Adjusted diluted earnings (loss) per share before discontinued operations is defined as the Company’s diluted earnings (loss) per share excluding certain special or other charges (or credits). Adjusted diluted earnings (loss) per share is used by management as a supplemental financial measure to assess financial performance, without regard to charges or credits that are considered by management to be outside of its normal operations.

Adjusted EBITDA before discontinued operations (and Adjusted EBITDA before discontinued operations as a percent of revenue) is defined as earnings before interest, taxes, depreciation, amortization, impairments and certain non-cash charges and non-recurring adjustments. Adjusted EBITDA before discontinued operations (and Adjusted EBITDA margin) is used by management as a supplemental financial measure to assess the financial performance of the Company’s assets, without regard to financing methods, capital structure or historical cost basis and to assess the Company’s ability to incur and service debt and fund capital expenditures.

Adjusted income before tax is defined as earnings (loss) before interest, taxes, impairments and certain non-cash charges and non-recurring adjustments.  Adjusted income before tax (and Adjusted income before tax as a percent of revenue or Adjusted income before tax margin which is Adjusted income before tax divided by revenue) is used by management as a supplemental financial measure to assess the financial performance of the Company’s normalized profitability while excluding any unusual, non-recurring items and tax benefits or detriment.

TETRA only adjusted free cash flow is a non-GAAP measure that the Company defines as cash from TETRA’s operations, less capital expenditures net of sales proceeds and cost of equipment sold and including cash distributions to TETRA from CSI Compressco LP. TETRA only adjusted free cash flow from continuing operations is defined as TETRA only adjusted free cash flow less discontinued operations EBITDA and discontinued operations capital expenditures. Management uses this supplemental financial measure to:

•	assess the Company’s ability to retire debt;
•	evaluate the capacity of the Company to further invest and grow; and
•	to measure the performance of the Company as compared to its peer group.

TETRA only adjusted free cash flow and TETRA only adjusted free cash flow from continuing operations do not necessarily imply residual cash flow available for discretionary expenditures, as they exclude cash requirements for debt service or other non-discretionary expenditures that are not deducted.

TETRA net debt is defined as the sum of the carrying value of long-term and short-term debt on its consolidated balance sheet, less cash, excluding restricted cash on the consolidated balance sheet and excluding the debt and cash of CSI Compressco LP. Management views TETRA net debt as a measure of TETRA’s ability to reduce debt, add to cash balances, pay dividends, repurchase stock, and fund investing and financing activities.

Schedule F: Special Items (Unaudited)

Three Months Ended
June 30, 2020
Income (loss) before taxes and discontinued operations	Provision (Benefit) for Tax	Non-cont. Interest	Net Income Attributable to TETRA Stockholders	Diluted EPS
(In Thousands, Except per Share Amounts)
Income (loss) attributable to TETRA stockholders, excluding special items and discontinued operations	$(14,258)	$2,001	$(5,171)	$(11,088)	$(0.09)
Stock Warrant fair value adjustment	(11)	—	—	(11)	0.00
Transaction and other expenses	(895)	—	(475)	(420)	0.00
Impairments and other charges	(8,922)	—	(5,977)	(2,945)	(0.02)
Restructuring charges	(486)	—	(179)	(307)	0.00
Debt Refinancing	(4,754)	—	(3,184)	(1,570)	(0.01)
Severance	(3,003)	—	(726)	(2,277)	(0.02)
Bad Debt	(2,800)	—	—	—	(2,800)	(0.02)
Net income (loss) before discontinued operations	(35,129)	2,001	(15,712)	(21,418)	(0.17)
Loss from discontinued operations	163	0.00
Net Income (loss) attributable to TETRA stockholders, as reported	$(21,255)	$(0.17)

	Three Months Ended
	March 31, 2020
	Income (loss) before taxes and discontinued operations	Provision (Benefit) for Tax	Non-cont. Interest	Net Income Attributable to TETRA Stockholders	Diluted EPS
	(In Thousands, Except per Share Amounts)
Income (loss) attributable to TETRA stockholders, excluding special items and discontinued operations	$(976)	$1,154	$(4,892)	$2,762	$0.02
Stock Warrant fair value adjustment	338	—	—	338	0.00
Transaction and other expenses	(457)	—	(216)	(241)	0.00
Impairments and other charges	(5,371)	—	(3,538)	(1,833)	(0.01)
Restructuring charges	(259)	—	—	(259)	0.00
Severance	(1,334)	—	(179)	(1,155)	(0.01)
Bad debt	(1,018)	—	—	(1,018)	(0.01)
Net income (loss) before discontinued operations	(9,077)	1,154	(8,825)	(1,406)	(0.01)
Loss from discontinued operations				(145)	0.00
Net Income (loss) attributable to TETRA stockholders, as reported				$(1,551)	$(0.01)

	Three Months Ended
	June 30, 2019
	Income (loss) before taxes and discontinued operations	Provision (Benefit) for Tax	Non-cont. Interest	Net Income Attributable to TETRA Stockholders	Diluted EPS
	(In Thousands, Except per Share Amounts)
Income (loss) attributable to TETRA stockholders, excluding unusual charges	$(2,545)	$(530)	$(11)	$(2,004)	$(0.02)
Stock warrant fair value adjustment	1,520	319	—	1,201	0.01
Convertible Series A preferred fair value adjustments	(146)	(35)	(74)	(37)	0.00
5% Cash Redemption on CCLP Series A Preferred	(546)	(115)	(278)	(153)	0.00
Earnout Adjustment	400	84	—	316	0.00
Lee Plant Facility Expenses	289	61	—	228	0.00
CEO Retirement	(1,843)	(387)	—	(1,456)	(0.01)
Transaction Expense	(376)	(79)	(168)	(129)	0.00
Inventory Adjustment	(153)	(32)	(68)	(53)	0.00
Impairments and other charges	(2,311)	(485)	(1,034)	(792)	(0.01)
Effect of deferred tax valuation allowance and other related tax adjustments	—	3,689	—	(3,689)	(0.03)
Net income (loss) before discontinued operations	(5,711)	2,490	(1,633)	(6,568)	(0.06)
Loss from discontinued operations				(345)	0.00
Net Income (loss) attributable to TETRA stockholders, as reported				$ (6,913)	$(0.06)

Schedule G: Non-GAAP Reconciliation to GAAP Financials (Unaudited)*

	Three Months Ended
	June 30, 2020
	Net Income (Loss), as reported	Tax Provision	Income (Loss) Before Tax, as Reported	Impairments & Special Charges	Adjusted Income (Loss) Before Tax	Interest Expense	Adjusted Depreciation & Amortization	Equity Comp. Expense	Adjusted EBITDA
	(In Thousands)
Completion Fluids & Products Division			$13,202	$3,310	$16,512	$(143)	$1,934	$—	$18,303
Water & Flowback Services Division			(8,418)	1,203	(7,215)	(2)	7,617	—	400
Compression Division			(23,006)	15,736	(7,270)	12,982	20,116	488	26,316
Eliminations and other			2	—	2	—	—	—	2
Subtotal			(18,220)	20,249	2,029	12,837	29,667	488	45,021
Corporate and other			(16,909)	621	(16,288)	4,749	175	1,602	(9,762)
TETRA excluding Discontinued Operations	$(37,130)	$2,001	$(35,129)	$20,870	$(14,259)	$17,586	$29,842	$2,090	$35,259

	March 31, 2020
	Net Income (Loss), as reported	Tax Provision	Income (Loss) Before Tax, as Reported	Impairments & Special Charges	Adjusted Income (Loss) Before Tax	Adjusted Interest Expense, Net	Adjusted Depreciation & Amortization	Equity Comp. Expense	Adjusted EBITDA
	(In Thousands)
Completion Fluids & Products Division			$19,396	$450	$19,846	$(154)	$1,934	$—	$21,626
Water & Flowback Services Division			(2,244)	1,607	(637)	(9)	7,425	—	6,779
Compression Division			(12,790)	5,971	(6,819)	12,564	19,908	324	25,977
Eliminations and other			5	—	5	—	(4)	—	1
Subtotal			4,367	8,028	12,395	12,401	29,263	324	54,383
Corporate and other			(13,444)	73	(13,371)	5,455	197	1,145	(6,574)
TETRA excluding Discontinued Operations	$(10,231)	$1,154	$(9,077)	$8,101	$(976)	$17,856	$29,460	$1,469	$47,809

	Three Months Ended
	June 30, 2019
	Net Income (Loss), as reported	Tax Provision	Income (Loss) Before Tax, as Reported	Impairments & Special Charges	Adjusted Income (Loss) Before Tax	Interest Expense	Adjusted Depreciation & Amortization	Equity Comp. Expense	Adjusted EBITDA
	(In Thousands)
Completion Fluids & Products Division			$14,614	$(289)	$14,325	$(157)	$3,723	$—	$17,891
Water & Flowback Services Division			2,460	(400)	2,060	(8)	8,871	—	10,923
Compression Division			(3,483)	3,607	124	12,998	19,054	590	32,766
Eliminations and other			1	—	1	—	(3)	—	(2)
Subtotal			13,592	2,918	16,510	12,833	31,645	590	61,578
Corporate and other			(19,303)	268	(19,035)	5,696	172	1,673	(11,494)
TETRA excluding Discontinued Operations	$(8,201)	$2,490	$(5,711)	$3,186	$(2,525)	$18,529	$31,817	$2,263	$50,084

* Excludes the impact from discontinued operations.

Schedule H: Non-GAAP Reconciliation of TETRA Net Debt (Unaudited)

The cash and debt positions of TETRA and CSI Compressco LP as of June 30, 2020, are shown below. TETRA and CSI Compressco LP’s debt agreements are distinct and separate with no cross-default provisions. Management believes that the most appropriate method to analyze the debt positions of each company is to view them separately, as noted below.

The following reconciliation of net debt is presented as a supplement to financial results prepared in accordance with GAAP.  Amounts presented are net of deferred financing costs.

	June 30, 2020
	TETRA	CCLP	Consolidated
	(In Millions)
Non-restricted cash	$50.0	$6.8	$56.7

Carrying value of long-term debt:
Asset-Based Credit Agreement	—	0.7	0.7
Term Credit Agreement	205.7	—	205.7
Senior Notes outstanding	—	636.8	636.8
Net debt	$155.7	$630.7	$786.5

Schedule I: Non-GAAP Reconciliation to TETRA Only Adjusted Free Cash Flow (Unaudited)

	Three Months Ended			Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Jun 30, 2019	Jun 30, 2020	Jun 30, 2019
	(In Thousands)
Consolidated
Net cash provided (used) by operating activities	$38,211	$22,176	$30,965	$60,387	$38,377
Capital expenditures, net of sales proceeds	(3,332)	(10,965)	(27,345)	(14,297)	(59,390)
Consolidated adjusted free cash flow	$34,879	$11,211	$3,620	46,090	(21,013)

CSI Compressco LP
Net cash provided (used) by operating activities	$4,823	$13,357	$8,710	18,180	40,342
Capital expenditures, net of sales proceeds	(1,125)	(6,483)	(16,434)	(7,608)	(39,586)
CSI Compressco free cash flow	$3,698	$6,874	$(7,724)	10,572	756

TETRA Only
Cash from operating activities	$33,388	$8,819	$22,255	42,207	(1,965)
Investment in CCLP Compressors	—	—	(8,740)	—	(11,142)
Capital expenditures, net of sales proceeds	(2,207)	(4,482)	(10,911)	(6,689)	(19,804)
Free cash flow	31,181	4,337	2,604	35,518	(32,911)
Distributions from CSI Compressco LP	169	169	168	338	337
TETRA Only Adjusted Free Cash Flow	$31,350	$4,506	$2,772	35,856	(32,574)

Schedule J: Non-GAAP Reconciliation to TETRA Only Adjusted Free Cash Flow From Continuing Operations (unaudited)

	Three Months Ended			Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Jun 30, 2019	Jun 30, 2020	Jun 30, 2019
	(In Thousands)
TETRA Only
Cash from operating activities	$33,388	$8,819	$22,255	$42,207	$(1,965)
Less: Discontinued operations operating activities (adjusted EBITDA)	163	(145)	(345)	18	(771)
Cash from continued operating activities	33,225	8,964	22,600	42,189	(1,194)
Less: Continuing operations capital expenditures	(2,207)	(4,482)	(10,911)	(6,689)	(19,804)
Less: Investment in CCLP Compressors	—	—	(8,740)	—	(11,142)
Distributions from CSI Compressco LP	169	169	168	338	337
TETRA Only Adjusted Free Cash Flow From Continuing Operations	$31,187	$4,651	$3,117	$35,838	$(31,803)

Schedule K: Non-GAAP Reconciliation to TETRA Adjusted EBITDA Margins and Adjusted Income (Loss) before tax margins (Unaudited)

	Three Months Ended
	Jun 30, 2020	Mar 31, 2020	Jun 30, 2019
	(In Thousands)

Consolidated
Revenue	$192,441	$222,942	$288,796
Income (loss) before tax	(35,129)	(9,077)	(5,711)
Adjusted income (loss) before tax (Schedule G)	(14,259)	(976)	(2,525)
Adjusted EBITDA (Schedule G)	35,259	47,809	50,084
Income (Loss) Before Tax Margin	(18.3)%	(4.1)%	(2.0)%
Adjusted Income (Loss) Before Tax Margin	(7.4)%	(0.4)%	(0.9)%
Adjusted EBITDA Margin	18.3%	21.4%	17.3%

Completion Fluids & Products
Revenue	$71,346	$75,237	$79,767
Income (loss) before tax	13,202	19,396	14,614
Adjusted income (loss) before tax (Schedule G)	16,512	19,846	14,325
Adjusted EBITDA (Schedule G)	18,303	21,626	17,891
Income (Loss) Before Tax Margin	18.5%	25.8%	18.3%
Adjusted Income (Loss) Before Tax Margin	23.1%	26.4%	18.0%
Adjusted EBITDA Margin	25.7%	28.7%	22.4%

Water & Flowback Services
Revenue	$24,723	$57,467	$73,124
Income (loss) before tax	(8,418)	(2,244)	2,460
Adjusted income (loss) before tax (Schedule G)	(7,215)	(637)	2,060
Adjusted EBITDA (Schedule G)	400	6,779	10,923
Income (Loss) Before Tax Margin	(34.0)%	(3.9)%	3.4%
Adjusted Income (Loss) Before Tax Margin	(29.2)%	(1.1)%	2.8%
Adjusted EBITDA Margin	1.6%	11.8%	14.9%

Compression
Revenue	$96,372	$90,238	$135,905
Income (loss) before tax	(23,006)	(12,790)	(3,483)
Adjusted income (loss) before tax (Schedule G)	(7,270)	(6,819)	124
Adjusted EBITDA (Schedule G)	26,316	25,977	32,766
Income (Loss) Before Tax Margin	(23.9)%	(14.2)%	(2.6)%
Adjusted Income (Loss) Before Tax Margin	(7.5)%	(7.6)%	0.1%
Adjusted EBITDA Margin	27.3%	28.8%	24.1%